UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2007
Bookham, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

2584 Junction Avenue, San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 383-1400
Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
On January 31, 2007, the board of directors of Bookham, Inc. (the “Registrant) adopted an overhead cost reduction plan (the “Plan”). The Plan was adopted as a result of a determination by the Registrant that it was necessary to reduce its overall costs to be more closely aligned with anticipated revenues. The Plan will include workforce reductions, facility and site consolidation of its Caswell, U.K. semiconductor operations within existing local facilities and the transfer of certain research and development activities to its Shenzhen, China facility. The Registrant expects to begin implementing the Plan in the quarter ending March 31, 2007 and a substantial portion of the Plan is expected to be completed by the end of the fourth quarter of the Registrant’s fiscal year ended June 30, 2007 with the remainder to be completed in the fiscal quarter ended September 29, 2007. The Plan is designed to save an aggregate amount between $6.0 million and $7.0 million a quarter, in comparison to the fiscal quarter ended December 30, 2006, with a substantial portion of that savings expected to be initially realized in the fiscal quarter ended September 29, 2007. The total cost associated with this Plan, the substantial portion being personal severance and retention related expenses, is expected to range from $8 million to $9 million, with most of the restructuring charges expected to be incurred and paid by the end of the June 30, 2007 fiscal quarter and the remainder expected to be incurred and paid by the end of the September 29 2007 fiscal quarter. This Plan is expected to reduce the Registrant’s cost of sales, research and development, and general and administrative expenses, however the Registrant has not finalized its evaluation of the impact on a per category basis. The related restructuring charges will be recorded in accordance with US GAAP.
Forward Looking Statements
The Current Report on Form 8-K contains forward-looking statements about our plans, objectives, expectations and intentions. You can identify these statements by words such as “expect”, “anticipate”, “intend”, “designed”, “scheduled”, “plan”, “believe”, “seek”, “estimate”, “may”, “will”, “continue”, and similar words. You should read these forward looking statements carefully. They discuss our future expectations, contain projections of our future results of operations or our financial condition or state other forward-looking information, and may involve known and unknown risks over which we have limited or no control. You should not place undue reliance on forward-looking statements and actual results may be different from those contained in forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. Moreover, we assume no obligation to update forward-looking statements or update the reasons actual results could differ materially from those anticipate in forward-looking statements, except as required by law. The forward-looking statements contained in this report are also subject to other risks and uncertainties, including those more fully described in the Registrant’s filings with the Securities and Exchange Commission including its Annual Report on Form 10-K for the year ended July 1, 2006, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (including our need for additional funding to continue as a going concern).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: February 6, 2007	By:	/s/ Stephen Abely
Stephen Abely
Chief Financial Officer